                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            WASHINGTON FEDERAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                        [WASHINGTON FEDERAL, INC. LOGO]
                                425 PIKE STREET
                         SEATTLE, WASHINGTON 98101-2334
                                 (206) 624-7930

                                                               December 17, 1999

Dear Stockholder:

     You are invited to attend our Annual Meeting of Stockholders to be held on Monday, January 24, 2000 at 2:00 p.m. at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington.

     We hope you can attend this meeting in person, but whether or not you plan to attend, it would be very helpful if you would sign the enclosed proxy card and return it in the envelope provided. Please do this immediately so that we can SAVE YOUR COMPANY THE TIME AND EXPENSE OF CONTACTING YOU AGAIN. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person if you attend the meeting, but will assure that your vote will be counted if you are unable to attend.

     If you have any questions, please do not hesitate to contact us.

                                           Sincerely,

                                           /s/ GUY C. PINKERTON
                                           -----------------------
                                           Guy C. Pinkerton
                                           Chairman and
                                           Chief Executive Officer

                        [WASHINGTON FEDERAL, INC. LOGO]
                                425 PIKE STREET
                         SEATTLE, WASHINGTON 98101-2334
                                 (206) 624-7930

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2000

     NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of Washington Federal, Inc. ("Washington Federal") will be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Monday, January 24, 2000, at 2:00 p.m., Pacific Time, for the following purposes:

          1. To elect three directors for a three-year term and one director for a one-year term, or until their successors are elected and qualified;

          2. To ratify the appointment of Deloitte & Touche LLP as Washington Federal's independent public accountants for fiscal 2000; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Washington Federal has fixed December 2, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                                  By Order of the Board of
                                                  Directors

                                                  /s/ CHARLES R. RICHMOND
                                                  ---------------------------
                                                  Charles R. Richmond
                                                  Secretary
December 17, 1999
Seattle, Washington

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            WASHINGTON FEDERAL, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 24, 2000

     This Proxy Statement is furnished to the holders of the common stock, $1.00 par value per share ("Common Stock"), of Washington Federal, Inc. ("Washington Federal" or the "Company"), the parent holding company for Washington Federal Savings, a federally-chartered savings association, in connection with the solicitation of proxies by the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on Monday, January 24, 2000, at 2:00 p.m., and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 17, 1999.

     The proxy solicited hereby, if properly signed and returned and not revoked prior to its use, will be voted in accordance with the instructions given thereon. If no instructions are so specified, then the proxy will be voted for the persons nominated to be directors by the Board of Directors, for the ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2000 and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of Washington Federal (Charles R. Richmond, Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the meeting and notifying the Secretary of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

     Only stockholders of record at the close of business on December 2, 1999 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, 53,645,271 shares of Common Stock were issued and outstanding and the Company had no other class of equity securities issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on matters other than the election of directors, in respect of which cumulative voting is permitted, as discussed below under "Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers."

VOTE REQUIRED

     The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting, and the other proposal described in the accompanying Notice to Stockholders and any other business that properly may come before the Annual Meeting require that the votes cast in favor exceed the votes cast against the proposal.

EFFECT OF AN ABSTENTION AND BROKER NON-VOTES

     A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth information as of October 1, 1999 with respect to (i) any person or entity known by Washington Federal to be the beneficial owner of more than 5% of the issued and outstanding Common Stock and
(ii) ownership of the Common Stock by all directors and executive officers of Washington Federal as a group.

                                              AMOUNT AND NATURE
                                                OF BENEFICIAL
   NAME AND ADDRESS OF BENEFICIAL OWNER         OWNERSHIP(1)       PERCENT OF CLASS
   ------------------------------------       -----------------    ----------------
FMR Corp..................................       5,336,057(2)            9.84%
  82 Devonshire Street Boston,
  Massachusetts 02109-3614
All directors and executive officers as a
  group (14 persons)......................       1,724,244(3)            3.17%(4)

------------------------------
(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange

    Act"), a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2) FMR Corp. through its wholly-owned subsidiaries, Fidelity Management & Research Company and Fidelity Management Trust Company, has sole power to dispose of 5,336,057 shares and sole voting power with respect to 1,637,087 shares.

(3) Includes ownership of options to purchase Common Stock that may be exercised by all executive officers as a group prior to December 31, 1999 aggregating 186,635 shares. Also includes 542,301 shares held by the Washington Federal Savings Profit Sharing Retirement and Employee Stock Ownership Plan (the "Retirement Plan") for the benefit of executive officers of Washington Federal. Directors, unless current or former employees of Washington Federal, do not participate in the Retirement Plan. The Retirement Plan is a qualified, defined contribution profit sharing and employee stock ownership plan maintained for all eligible employees of Washington Federal that invests primarily in U.S. Government and federal agency securities, certificates of deposit and similar instruments issued by Washington Federal and other financial institutions. The shares of Common Stock of Washington Federal held by the Retirement Plan are voted by the trustees of such plan, but their disposition can be directed only by the employee to whose account the shares are allocated. The trustees of the Retirement Plan are Karen S. Carlson, Arline T. Fonda and Ronald L. Saper, all of whom are full or part-time employees of Washington Federal Savings.

(4) The percentage of outstanding shares of Common Stock is based on the 54,232,061 shares of Common Stock issued and outstanding on October 1, 1999, plus options to purchase 186,635 shares of Common Stock that are exercisable by executive officers as a group prior to December 31, 1999.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

GENERAL

     The Restated Articles of Incorporation of Washington Federal provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by Washington Federal's Bylaws is nine.

     Pursuant to Washington Federal's Restated Articles of Incorporation, at each election of directors every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his or her shares shall equal, or by distributing such votes on the same principle among any number of candidates. In the event that cumulative voting is in effect, it is the intention of the persons named in the accompanying proxy to vote cumulatively for the election as directors the nominees listed in the table below. The accompanying proxy cannot be voted for any person who is not a nominee of the Board of Directors.

     At the Annual Meeting, stockholders of Washington Federal will be asked to elect three directors of Washington Federal for a three-year term and one director for a one-year term, or until their successors are elected and qualified. The three nominees for election as directors to a three-year term are John F. Clearman, H. Dennis Halvorson and Roy M. Whitehead. W. Alden Harris is the nominee for election as director to a one-year term. All four nominees were selected by the Nominating Committee of the Board of Directors and currently serve as directors of Washington Federal. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of Washington Federal by blood, marriage or adoption.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of Washington Federal. Alternatively, under such circumstances the Board of Directors of Washington Federal may reduce the number of directors of Washington Federal.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

     The following tables set forth information relating to the nominees of Washington Federal for election as directors and directors of Washington Federal whose term continues.

                 NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2003

                                                                           COMMON STOCK OWNED
                                     POSITIONS WITH                     DIRECTLY OR INDIRECTLY AS
                                       WASHINGTON                                  OF
                                 FEDERAL AND PRINCIPAL                    OCTOBER 1, 1999(2)(3)
                                 OCCUPATION DURING PAST      DIRECTOR   -------------------------
         NAME           AGE            FIVE YEARS            SINCE(1)      NO.        PERCENTAGE
----------------------  ---   ----------------------------   --------   ---------    ------------
John F. Clearman        62    Director; Chief Financial        1996        9,713          .02%
                              Officer of Milliman &
                              Robertson, Inc.; Director of
                              Metropolitan Bancorp from
                              July 1993 until its merger
                              with and into the Company on
                              November 29, 1996; former
                              President and Chief
                              Executive Officer of N.C.
                              Machinery Co.; Director of
                              Esterline Corporation.
H. Dennis Halvorson     60    Director; Director of            1996       14,435          .03%
                              Metropolitan Bancorp from
                              September 1994 until its
                              merger with and into the
                              Company on November 29,
                              1996; former President and
                              Chief Executive Officer of
                              United Bank, a Savings Bank.

                                                                           COMMON STOCK OWNED
                                     POSITIONS WITH                     DIRECTLY OR INDIRECTLY AS
                                       WASHINGTON                                  OF
                                 FEDERAL AND PRINCIPAL                    OCTOBER 1, 1999(2)(3)
                                 OCCUPATION DURING PAST      DIRECTOR   -------------------------
         NAME           AGE            FIVE YEARS            SINCE(1)      NO.        PERCENTAGE
----------------------  ---   ----------------------------   --------   ---------    ------------
Roy M. Whitehead        47    Director; President of           1999        7,365          .01%
                              Washington Federal since
                              April 1999 and Executive
                              Vice President from
                              September 1998 to April
                              1999; Regional Vice
                              President of Wells Fargo
                              Bank, N.A., from June 1997
                              to September 1998;
                              previously served as
                              President of Wells Fargo
                              Bank of Colorado and
                              predecessor organization.

                   NOMINEE FOR ONE-YEAR TERM EXPIRING IN 2001

                                                                           COMMON STOCK OWNED
                                     POSITIONS WITH                     DIRECTLY OR INDIRECTLY AS
                                       WASHINGTON                                  OF
                                 FEDERAL AND PRINCIPAL                    OCTOBER 1, 1999(2)(3)
                                 OCCUPATION DURING PAST      DIRECTOR   -------------------------
         NAME           AGE            FIVE YEARS            SINCE(1)      NO.        PERCENTAGE
----------------------  ---   ----------------------------   --------   ---------    ------------
W. Alden Harris         66    Director; former Executive       1967      144,467          .27%
                              Vice President of Washington
                              Federal Savings.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES
                            BE ELECTED AS DIRECTORS.

                      DIRECTORS WITH TERM EXPIRING IN 2001

                                                                           COMMON STOCK OWNED
                                     POSITIONS WITH                     DIRECTLY OR INDIRECTLY AS
                                       WASHINGTON                                  OF
                                 FEDERAL AND PRINCIPAL                    OCTOBER 1, 1999(2)(3)
                                 OCCUPATION DURING PAST      DIRECTOR   -------------------------
         NAME           AGE            FIVE YEARS            SINCE(1)      NO.        PERCENTAGE
----------------------  ---   ----------------------------   --------   ---------    ------------
Kermit O. Hanson        83    Director; Dean Emeritus          1966       16,455          .03%
                              Graduate School of Business
                              Administration, University
                              of Washington; Chairman
                              Emeritus, Pacific Rim
                              Bankers Program
Guy C. Pinkerton        65    Chairman and Chief Executive     1991      699,262(4)      1.29%
                              Officer of Washington
                              Federal; former President of
                              Washington Federal

                      DIRECTORS WITH TERM EXPIRING IN 2002

                                                                           COMMON STOCK OWNED
                                     POSITIONS WITH                     DIRECTLY OR INDIRECTLY AS
                                       WASHINGTON                                  OF
                                 FEDERAL AND PRINCIPAL                    OCTOBER 1, 1999(2)(3)
                                 OCCUPATION DURING PAST      DIRECTOR   -------------------------
         NAME           AGE            FIVE YEARS            SINCE(1)      NO.        PERCENTAGE
----------------------  ---   ----------------------------   --------   ---------    ------------
Anna C. Johnson         48    Director; Senior Partner,        1995        2,125           --%
                              Scan East West Travel,
                              Seattle, Washington
Richard C. Reed         78    Director; Management             1967      122,591          .23%
                              Consultant, Altman Weil,
                              Inc., Bellevue, Washington;
                              former Chairman of the law
                              firm of Reed, McClure,
                              Moceri, Thonn and Moriarty,
                              Seattle, Washington

                                                                           COMMON STOCK OWNED
                                     POSITIONS WITH                     DIRECTLY OR INDIRECTLY AS
                                       WASHINGTON                                  OF
                                 FEDERAL AND PRINCIPAL                    OCTOBER 1, 1999(2)(3)
                                 OCCUPATION DURING PAST      DIRECTOR   -------------------------
         NAME           AGE            FIVE YEARS            SINCE(1)      NO.        PERCENTAGE
----------------------  ---   ----------------------------   --------   ---------    ------------
Charles R. Richmond     60    Director; Executive Vice         1995      347,384(4)       .64%
                              President and Secretary of
                              Washington Federal

------------------------------
(1) Includes tenure as a director of Washington Federal Savings and its predecessors.

(2) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(3) Based on information furnished by the respective directors. The percentage of outstanding shares of Common Stock is based on the 54,232,061 shares of Common Stock issued and outstanding on October 1, 1999, plus options to purchase shares of Common Stock that are exercisable by a director prior to December 31, 1999.

(4) Includes in the case of Messrs. Pinkerton and Richmond, options to purchase 9,300 shares and 71,263 shares of Common Stock, respectively, which are exercisable prior to December 31, 1999, as well as 284,111 shares and 191,295 shares of Common Stock, respectively, which are held pursuant to the Retirement Plan.

CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information concerning the current executive officers of Washington Federal who are not directors and who are listed in the Summary Compensation Table under "Executive Compensation" below.

                                                                       COMMON STOCK
                                           POSITIONS WITH             OWNED DIRECTLY
                                             WASHINGTON             OR INDIRECTLY AS OF
                                       FEDERAL AND PRINCIPAL       OCTOBER 1, 1999(1)(2)
                                       OCCUPATION DURING PAST      ---------------------
            NAME              AGE            FIVE YEARS              NO.      PERCENTAGE
----------------------------  ---   ----------------------------   -------    ----------
William A. Cassels            58    Executive Vice President       124,670(3)    .23%
                                    since October 1995;
                                    previously served as Senior
                                    Vice President
Ronald L. Saper               49    Executive Vice President and    74,021(3)    .14%
                                    Chief Financial Officer
                                    since October 1995;
                                    previously served as Senior
                                    Vice President and Chief
                                    Financial Officer

------------------------------
(1) Pursuant to rules promulgated by the SEC under the Exchange Act, a person is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares, or (2) investment power, which includes the power to dispose, or direct the disposition of the shares.

(2) Based on information furnished by the respective officers. The percentage of outstanding shares of Common Stock is based upon the 54,232,061 shares of Common Stock issued and outstanding on October 1, 1999, plus options to purchase shares of Common Stock that are exercisable by that executive officer prior to December 31, 1999.

(3) Includes in the case of Messrs. Cassels and Saper options to purchase 20,872 shares and 55,966 shares of Common Stock, respectively, which are exercisable prior to December 31, 1999, as well as, 8,199 shares and 12,195 shares of Common Stock, respectively, which are held pursuant to the Retirement Plan.

STOCKHOLDER NOMINATIONS

     Pursuant to Article IV, Section 4.15 of Washington Federal's Bylaws, stockholders of Washington Federal may name nominees for election to the Board of Directors by submitting such written nominations to the Secretary of Washington Federal at least ninety (90) days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding annual meeting of stockholders of Washington Federal. Such stockholder's notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
(b) a representation that the stockholder is a holder of record of stock of Washington Federal entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as director of Washington Federal if elected. If a nomination is made in accordance with applicable requirements, then ballots will be provided for use by stockholders at the stockholder meeting bearing the name of such nominee or nominees. No nominations for election as a director at the Annual Meeting were submitted to Washington Federal in accordance with the foregoing requirements.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, Washington Federal's directors and executive officers and any persons holding more than 10% of the outstanding Common Stock must report their ownership of Washington Federal's securities and any changes in that ownership to the SEC by specific dates. Washington Federal believes that during the fiscal year ended September 30, 1999, all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statement, Washington Federal has relied in part on representations of its directors and executive officers and copies of the reports that they have filed with the SEC.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of Washington Federal held a total of ten meetings during the last fiscal year. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors held during his or her tenure in office during the last fiscal year or the total number of all meetings held by all committees of the Board of Directors on which he or she served during such year. Washington Federal paid its directors a $1,000 monthly retainer plus $525 for each meeting attended. Messrs. Kean and Mersereau, former directors who currently serve as director emeriti, also receive the $1,000 monthly retainer. The Board of Directors has established Executive, Audit, Personnel and Stock Compensation and Nominating Committees. Directors were paid $375 (committee chairmen were paid $475) for each committee meeting attended, other than short meetings held in conjunction with regularly scheduled board meetings.

     The Board of Directors selects certain of its members to serve on its Executive Committee. The present Executive Committee consists of Messrs. Pinkerton (Chairman), Clearman, Hanson, Harris and Reed. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of Washington Federal between board meetings unless otherwise provided by the Bylaws of Washington Federal. The Executive Committee did not meet during the last fiscal year.

     The Board of Directors has a standing Audit Committee. The Audit Committee consists of Mr. Clearman (Chairman), Ms. Johnson and Mr. Reed. The Audit Committee reviews and accepts the reports of Washington Federal's independent auditors and the federal examiners. The Audit Committee met two times during the last fiscal year.

     The Board of Directors has a standing Personnel and Stock Compensation Committee (the "Committee"). The Committee consists of Messrs. Harris (Chairman), Halvorson and Hanson. No member of the Committee has served as an officer or an employee of Washington Federal or Washington Federal Savings during the past five years. The Committee studies personnel and compensation recommendations made by the Chief Executive Officer and makes recommendations to the Board of Directors. Further, the Committee is authorized to act under Washington Federal's stock option plans to grant stock options, stock appreciation rights and performance shares. The Committee met four times during the last fiscal year.

     The Board of Directors has appointed three of its members to serve as a Nominating Committee in connection with the election of directors. For the present Annual Meeting, the Board of Directors appointed Mr. Hanson (Chairman), Ms. Johnson and Mr. Reed to serve on the Nominating Committee. The Nominating Committee met one time during the last fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of certain information concerning the compensation awarded or paid by or on behalf of Washington Federal for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the top four other executive officers of Washington Federal whose total compensation during the last fiscal year exceeded $100,000 (the "Named Executives").

                                                                                    LONG-TERM COMPENSATION
                                                                                -------------------------------
                                                ANNUAL COMPENSATION                    AWARDS           PAYOUTS
                                       --------------------------------------   ---------------------   -------
                                                                                RESTRICTED
NAME AND PRINCIPAL POSITION   FISCAL                           OTHER ANNUAL       STOCK      OPTIONS/    LTIP        ALL OTHER
     DURING FISCAL 1999        YEAR    SALARY(1)   BONUS(2)   COMPENSATION(3)    AWARD(S)    SARS(#)    PAYOUTS   COMPENSATION(4)
----------------------------  ------   ---------   --------   ---------------   ----------   --------   -------   ---------------
Guy C. Pinkerton(5)            1999    $385,980    $     0           0              0              0       0         $ 42,178
Chairman and                   1998     353,630     34,776           0              0         12,000       0           39,744
 Chief Executive               1997     314,750     32,118           0              0              0       0           37,584
 Officer
Roy M. Whitehead(5)            1999    $222,000    $     0           0              0              0       0         $ 18,096
 President                     1998       2,354          0           0              0         40,000       0                0
                               1997           0          0           0              0              0       0                0
William A. Cassels             1999    $165,600    $     0           0              0              0       0         $ 17,965
 Executive Vice President      1998     143,400     14,238           0              0          8,000       0           16,272
                               1997     124,800     12,558           0              0              0       0           14,688
Charles R. Richmond            1999    $243,900    $     0           0              0              0       0         $ 26,617
 Executive Vice President      1998     234,750     22,176           0              0          8,000       0           25,344
 and Secretary                 1997     218,550     20,736           0              0              0       0           24,264
Ronald L. Saper                1999    $187,410    $     0           0              0              0       0         $ 20,389
 Executive Vice President      1998     165,510     16,632           0              0          8,000       0           19,008
 and Chief Financial Officer   1997     150,300     15,201           0              0              0       0           17,784

------------------------------
(1) Includes director's fees for Messrs. Pinkerton, Whitehead, and Richmond. Includes amounts deferred by Messrs. Whitehead, Cassels, and Saper pursuant to the Retirement Plan, which permits deferrals pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). During fiscal 1999, 1998 and 1997, Messrs. Pinkerton and Richmond did not defer amounts pursuant to the Retirement Plan.

(2) Represents cash profit sharing bonus paid semi-annually to all officers and employees as of June 30 and December 31 in fiscal 1998 and 1997.

(3) Washington Federal owns automobiles for use by Messrs. Whitehead, Cassels, Richmond and Saper and certain other employees. Washington Federal also pays club dues and other miscellaneous benefits for certain executive officers. Washington Federal has concluded that the individual and aggregate amount of personal benefits provided, which are not reflected in the above table, did not exceed the lesser of $50,000 or 10% of the cash compensation reported above for each of the Named Executives.

(4) Consists of amounts allocated or paid by Washington Federal to the executive officer pursuant to the Retirement Plan.

(5) Mr. Whitehead joined the Company as Executive Vice President in September 1998 and assumed Mr. Pinkerton's duties as President in April 1999. Mr. Pinkerton remains Chairman and Chief Executive Officer of the Company.

OPTIONS/SARS GRANTED IN FISCAL 1999

     No stock options were granted to the Named Executives during the year ended September 30, 1999.

AGGREGATE OPTIONS/SARS EXERCISED IN FISCAL 1999 AND FISCAL YEAR END OPTION/SAR VALUES

     The following table sets forth certain information with respect to the exercise of stock options during fiscal 1999 and outstanding stock options held by the Named Executives as of September 30, 1999.

                                                                                  VALUE OF UNEXERCISED
                                                    NUMBER OF UNEXERCISED             IN-THE-MONEY
                                                        OPTIONS/SARS                 OPTIONS/SARS AT
                          SHARES                         AT YEAR END              SEPTEMBER 30, 1999(1)
                         ACQUIRED      VALUE     ---------------------------   ---------------------------
         NAME           ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----           -----------   --------   -----------   -------------   -----------   -------------
Guy C. Pinkerton               0      $      0      9,300         14,520        $ 94,098       $      0
Roy M. Whitehead               0             0          0         44,000               0         97,570
William A. Cassels             0             0     20,873         29,008         197,763        171,843
Charles R. Richmond            0             0     71,263         38,673         693,398        257,770
Ronald L. Saper                0             0     55,967         30,880         530,615        188,541

------------------------------
(1) The indicated value is based on the $23.18 per share market value of the Common Stock at September 30, 1999, minus the exercise price.

REPORT OF THE PERSONNEL AND STOCK COMPENSATION COMMITTEE

     The Personnel and Stock Compensation Committee reviews and establishes management compensation and compensation policies and procedures. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for its approval. The Committee also has responsibility for the grant of awards under Washington Federal's stock option plans.

     Executive officer compensation adjustments were based on Washington Federal's overall performance in the past year and an analysis of compensation levels necessary to attract and maintain quality personnel. In this way, Washington Federal is able to compete for and retain talented executives who are critical to Washington Federal's long-term success and aligns the interest of those with the long-term interests of Washington Federal's stockholders.

     Executive compensation consists of three components: cash compensation, including base salary and incentive bonus; long-term incentive compensation in the form of stock options; and executive benefits. The components are intended to provide incentives to achieve short and long-range objectives of Washington Federal and to reward exceptional performance. Performance is evaluated not only with respect to Washington Federal's earnings but also with respect to comparable industry performance, the accomplishment of Washington Federal's business objectives and the individual's contribution to Washington Federal's core earnings and stockholder value. The competitiveness of Washington Federal's compensation structure is determined by a thorough review of compensation survey data collected by the Committee. To motivate job performance and to encourage growth in stockholder value, stock options are granted under Washington Federal's stock option plan to all executives and other personnel in order to encourage substantial contributions toward the overall success of Washington Federal. The Committee believes that this focuses attention on managing Washington Federal from the perspective of an owner with an equity stake in the business. With respect to executive benefits, executive officers receive all normal employee fringe benefits.

     In determining the overall compensation package for the Chief Executive Officer, the Committee considered each of the factors enumerated in the preceding paragraphs regarding compensation for executive officers of Washington Federal, as well as the financial performance achieved by Washington Federal during the past fiscal year. In addition to a high level of earnings, Washington Federal continued at or near the top of the financial industry for such key financial performance measures as return on average assets, return on average equity, capital and efficiency ratios. Additionally, the Committee reviewed various compen-sation packages provided to executive officers of publicly-traded financial institutions. The results of such review showed Mr. Pinkerton's overall compensation package to be below the median for chief executive officers of publicly-traded financial institutions of comparable size and performance.

                                           THE PERSONNEL AND STOCK
                                           COMPENSATION COMMITTEE

                                           W. Alden Harris, Chairman
                                           H. Dennis Halvorson
                                           Kermit O. Hanson

PERFORMANCE GRAPHS

     The following graphs compare the cumulative total return to Washington Federal stockholders (stock price appreciation plus reinvested dividends) to the cumulative total return of the Nasdaq Stock Market Index (U.S. Companies) and the Nasdaq Financial Stocks Index since the inception of Washington Federal, Inc. on February 3, 1995 and since Washington Federal Savings first became a publicly traded company on November 17, 1982, respectively. The graphs assume that $100 was invested on February 3, 1995 and November 17, 1982, respectively, in Washington Federal Common Stock, the Nasdaq Stock Market Index and the Nasdaq Financial Stocks Index, and that all dividends were reinvested. Management of Washington Federal cautions that the stock price performance shown in the graphs below should not be considered indicative of potential future stock price performance.

                                               WASHINGTON                  NADAQ STOCK MARKET               NASDAQ FINANCIAL
                                             FEDERAL, INC.                   (US COMPANIES)                      STOCKS
                                             -------------                 ------------------               ----------------
                                                         100.0000                            100.0000                   100.0000
02/03/95                                                 108.8400                            105.1000                   104.8000
                                                         108.8400                            108.2100                   105.7800
                                                         111.5600                            111.7600                   108.4700
                                                         124.1500                            114.4800                   111.9700
                                                         119.7300                            123.6000                   116.1700
                                                         118.3700                            132.5800                   122.2500
                                                         126.5300                            135.0800                   127.9800
09/29/95                                                 129.2500                            138.1800                   131.7500
                                                         124.4900                            137.1900                   131.8400
                                                         131.2900                            140.2600                   137.5600
                                                         139.4600                            139.3200                   139.6000
                                                         130.6100                            140.3300                   139.8500
                                                         127.9600                            145.6600                   141.7800
                                                         130.2000                            145.8400                   145.2700
                                                         125.7100                            157.6500                   145.0200
                                                         129.4600                            164.6500                   146.5400
                                                         122.7200                            156.9100                   146.1300
                                                         127.2100                            143.0900                   143.2900
                                                         132.4500                            151.1500                   153.6800
09/30/96                                                 141.4300                            162.4600                   161.0300
                                                         143.6700                            161.7500                   167.2300
                                                         159.3900                            171.1600                   178.7300
                                                         158.6400                            170.9500                   179.4500
                                                         155.6500                            182.7100                   188.1300
                                                         167.9200                            173.3300                   196.8000
                                                         149.8100                            161.7700                   187.1900
                                                         158.0400                            166.9400                   189.8600
                                                         173.6800                            185.4200                   201.9800
                                                         169.1500                            190.9500                   214.8100
                                                         186.0300                            211.0400                   231.7000
                                                         179.4400                            210.1900                   229.8700
09/30/97                                                 195.0800                            223.2100                   252.0000
                                                         194.2600                            211.0200                   251.6000
                                                         211.9600                            211.9400                   259.0000
                                                         207.0200                            207.9400                   281.6700
                                                         194.2600                            214.4300                   270.8200
                                                         200.1000                            234.4400                   285.0800
                                                         201.0100                            243.0700                   297.2800
                                                         203.7200                            247.4100                   301.5900
                                                         201.4600                            235.5500                   289.6800
                                                         200.1000                            250.8900                   291.4500
                                                         188.3300                            247.9300                   283.7200
                                                         163.8900                            198.5200                   230.1100
09/30/98                                                 181.0900                            224.2900                   241.1600
                                                         193.3100                            234.5600                   259.1700
                                                         183.8000                            258.1500                   268.3800
                                                         193.3100                            290.3500                   292.6500
                                                         186.0700                            331.8200                   337.4900
                                                         179.2800                            302.9700                   313.0200
                                                         167.3300                            325.9300                   342.6100
                                                         176.2900                            336.7100                   478.9100
                                                         179.2800                            327.1300                   415.4900
                                                         178.7800                            355.6800                   426.9200
                                                         196.7100                            349.3800                   368.0700
                                                         190.2300                            362.7300                   338.7100
09/30/99                                                 184.7600                            363.6300                   313.2300

                                               WASHINGTON                  NADAQ STOCK MARKET               NASDAQ FINANCIAL
                                             FEDERAL, INC.                   (US COMPANIES)                      STOCKS
                                             -------------                 ------------------               ----------------

11/30/82                                                 100.0000                            100.0000
                                                          96.7533                            100.0430
                                                         115.5840                            106.9050
                                                         123.3770                            112.2080
                                                         129.8700                            116.5680
                                                         159.3650                            126.1500
                                                         172.4280                            132.8960
                                                         157.5310                            137.1870
                                                         162.7820                            130.8420
                                                         150.9670                            125.8750
                                                         166.1830                            127.6960
                                                         154.3130                            118.1830
                                                         160.9070                            122.9690
                                                         162.2710                            119.9260
                                                         164.9310                            115.5480
                                                         141.6690                            108.7210
                                                         135.6830                            107.9510
                                                         131.0530                            106.5130
                                                         122.9880                            100.2200
                                                         137.1010                            103.1600
                                                         141.5480                             98.8765
                                                         154.7860                            109.6120
                                                         154.7860                            107.5890
                                                         154.7860                            106.3360
                                                         220.1230                            104.3990
                                                         242.5430                            106.4740
                                                         237.6510                            119.9690
                                                         235.4090                            122.3240
                                                         269.0390                            120.1840
                                                         272.4020                            120.7700
                                                         291.4590                            125.1780
                                                         334.6170                            127.5020
                                                         321.1650                            129.6930
                                                         336.2980                            128.1520
09/30/85                                                 329.5730                            120.6710
                                                         353.1130                            125.9270
                                                         374.9730                            135.1430
                                                         396.8320                            139.6370
                                                         469.8090                            144.5350
                                                         499.4030                            154.7630
                                                         488.3050                            161.3020
                                                         464.9720                            164.9690
                                                         472.4110                            172.2530
                                                         544.9470                            174.5560
                                                         557.3910                            159.8600
                                                         602.2810                            164.8060
                                                         538.6860                            150.9490
                                                         556.7470                            155.2970
                                                         530.4140                            154.7800
                                                         537.9380                            150.1480
                                                         575.8440                            168.7660
                                                         670.5560                            182.9320
                                                         670.5560                            185.1190
                                                         558.7770                            179.8500
                                                         565.9120                            179.3030
                                                         634.5070                            182.8030
                                                         719.5940                            187.2200
                                                         636.5660                            195.8460
                                                         678.1450                            191.2490
                                                         521.6500                            139.1630
                                                         492.6690                            131.3590
                                                         609.0980                            142.2540
                                                         679.3780                            148.3620
                                                         708.6620                            157.9570
                                                         701.8770                            161.2670
                                                         649.8860                            163.2430
                                                         682.3800                            159.4160
                                                         708.3760                            169.8850
                                                         676.0460                            166.7300
                                                         669.4820                            162.0890
09/30/88                                                 768.4610                            166.8930
                                                         775.0850                            164.6330
                                                         708.8390                            159.8940
                                                         756.7530                            164.1690
                                                         783.5410                            172.7430
                                                         770.1470                            172.0590
                                                         752.1940                            175.0810
                                                         901.1440                            184.0430
                                                         968.1710                            192.0580
                                                        1050.0900                            187.3750
                                                        1149.2300                            195.3600
                                                        1171.7600                            202.0270
                                                        1395.4500                            203.5730
                                                        1202.5800                            196.1300
                                                        1164.7700                            196.3280
                                                        1089.1300                            195.7810
                                                        1083.0300                            178.9890
                                                        1174.5600                            183.3020
                                                        1281.3300                            187.4820
                                                        1222.0500                            180.8230
                                                        1354.6400                            197.5680
                                                        1314.2800                            198.9970                   100.0000
                                                        1308.0100                            188.6440                    96.0119
                                                        1110.3500                            164.0950                    86.3731
                                                        1058.0400                            148.2980                    75.9600
                                                        1009.6500                            141.9830                    72.9462
                                                        1097.7000                            154.5610                    81.3484
                                                        1197.4900                            160.9230                    85.1910
                                                        1257.6500                            178.2960                    90.4469
                                                        1423.7600                            195.0200                   100.0030
                                                        1494.9500                            207.6110                   105.0270
                                                        1602.9200                            208.6520                   109.6960
                                                        1590.8700                            217.8600                   114.0430
                                                        1614.9700                            204.8640                   111.2110
                                                        1713.4300                            216.1080                   117.6180
                                                        1810.6500                            226.2840                   123.2920
09/30/91                                                1786.3500                            226.8000                   120.2570
                                                        1799.6000                            233.7310                   124.6190
                                                        1738.3900                            225.5180                   121.6060
                                                        1946.5000                            252.3950                   132.5540
                                                        2022.6800                            266.9750                   137.5060
                                                        1893.1800                            272.6830                   141.6710
                                                        1887.0100                            259.8980                   142.0680
                                                        1968.0200                            249.0980                   147.1940
                                                        1809.4600                            251.9520                   152.6140
                                                        2033.3100                            242.6070                   152.3230
                                                        1992.7300                            250.0240                   156.6690
                                                        1898.7300                            242.4000                   153.7080
                                                        1970.9200                            251.0740                   158.4000
                                                        2027.7800                            260.5010                   162.5330
                                                        2141.4800                            280.9740                   171.8160
                                                        2046.7300                            291.3990                   181.8450
                                                        2044.2200                            299.7460                   186.3210
                                                        2227.6300                            288.7390                   189.3820
                                                        2311.6900                            297.0730                   195.2200
                                                        2306.8900                            284.7140                   186.0020
                                                        2095.2500                            301.5500                   181.5620
                                                        2201.0700                            303.0220                   186.6510
                                                        2325.8000                            303.3450                   192.4400
                                                        2325.8000                            319.7620                   194.8200
                                                        2429.0700                            328.3460                   197.0020
                                                        2300.1000                            335.4400                   192.7750
                                                        2106.6300                            324.7340                   184.1470
                                                        2246.3500                            334.3810                   190.7280
                                                        2170.1600                            344.5700                   192.4990
                                                        2098.6100                            341.1390                   189.6440
                                                        2062.8400                            320.0290                   185.5110
                                                        2046.0400                            315.8880                   192.1380
                                                        2154.3500                            316.4690                   198.6880
                                                        2118.2500                            303.8870                   195.8670
                                                        2090.0900                            310.8610                   198.7120
                                                        2114.4000                            329.5680                   204.7750
09/30/94                                                2001.1400                            328.9960                   197.0490
                                                        1743.3300                            334.6780                   190.9200
                                                        1749.4700                            322.9820                   182.6240
                                                        1706.5000                            323.6880                   182.1950
                                                        1826.1700                            325.0830                   189.2940
                                                        1987.6700                            341.6680                   199.8570
                                                        1987.6700                            351.7760                   201.6860
                                                        2060.0600                            363.2990                   205.1680
                                                        2292.4400                            372.1670                   212.5360
                                                        2210.7900                            401.8120                   217.5370
                                                        2208.3900                            430.9800                   226.6330
                                                        2360.7000                            439.1160                   237.4980
                                                        2411.4600                            449.2020                   245.3240
                                                        2345.2300                            445.9820                   246.9160
                                                        2473.3900                            455.9430                   260.1690
                                                        2627.1700                            452.8990                   264.4690
                                                        2484.6800                            456.1970                   264.3390
                                                        2434.2100                            473.5270                   266.6670
                                                        2476.9100                            474.1080                   272.7250
                                                        2416.5500                            512.4710                   271.0160
                                                        2488.4700                            535.2460                   274.9340
                                                        2359.0200                            510.1030                   276.2250
                                                        2473.9800                            465.1500                   271.2710
                                                        2575.8500                            491.3690                   288.9300
                                                        2750.4800                            528.1390                   301.9330
                                                        2820.7800                            525.8100                   314.1550
                                                        3129.3000                            556.4160                   338.2050
                                                        3114.6100                            555.7360                   338.2130
                                                        3084.8900                            593.9690                   353.4110
                                                        3328.1200                            563.4710                   371.4550
                                                        2969.2100                            525.8920                   351.5430
                                                        3162.0700                            542.7060                   360.1790
                                                        3474.9800                            602.7810                   384.4900
                                                        3384.4000                            620.7530                   410.0180
                                                        3754.4800                            686.0700                   444.1880
                                                        3621.5800                            683.2770                   436.6120
09/30/97                                                3937.2200                            725.6210                   478.3710
                                                        3947.6700                            685.9840                   473.4660
                                                        4307.3100                            688.9720                   488.6260
                                                        4206.9500                            675.9720                   529.9720
                                                        3977.4000                            697.0690                   503.3830
                                                        4097.0600                            762.1330                   532.9670
                                                        4115.6000                            790.1850                   554.3570
                                                        4203.4100                            804.2740                   557.4070
                                                        4156.7100                            765.7310                   533.8250
                                                        4128.6900                            815.6080                   534.5630
                                                        3918.1000                            805.9880                   517.6850
                                                        3409.5000                            645.3660                   416.5010
                                                        3767.4000                            729.1290                   441.0630
                                                        4059.8500                            762.5110                   479.3640
                                                        3860.1800                            839.1980                   495.0920
                                                        4059.8500                            943.8640                   515.2980
                                                        3943.1100                           1078.6800                   507.9970
                                                        3799.2000                            984.9040                   495.5110
                                                        3545.9200                           1059.5300                   497.7480
                                                        3775.7300                           1094.5900                   563.1440
                                                        3839.7300                           1063.4600                   538.4080
                                                        3829.0600                           1156.2700                   538.2830
                                                        4254.6000                           1135.7600                   502.8820
                                                        4114.5800                           1179.1800                   472.3360
09/30/99                                                3996.0900                           1182.1100                   451.0340

     INDEBTEDNESS OF MANAGEMENT

     Washington Federal Savings will from time to time make mortgage loans to officers and employees on the security of their residences at prevailing contractual interest rates. Management believes that these loans do not involve more than the normal risks of collectibility or present other unfavorable features. Except for loan origination fees, which Washington Federal Savings waived prior to August 1989, these loans are made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. Such loans made to executive officers totaled $501,884 at September 30, 1999. Washington Federal Savings also makes loans secured by savings accounts to its non-executive officers and employees. These loans are made on the same terms as those prevailing for comparable loans to non-affiliated persons.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     At the Annual Meeting, stockholders of Washington Federal will be asked to ratify the appointment of Deloitte & Touche LLP as Washington Federal's independent public accountants for the year ending September 30, 2000. This appointment was recommended by the Audit Committee of Washington Federal and approved by the Board of Directors of Washington Federal. If the stockholders of Washington Federal do not ratify the appointment of Deloitte & Touche LLP, then the Board of Directors of Washington Federal will reconsider the appointment.

     Deloitte & Touche LLP has advised Washington Federal that neither the firm nor any of its members has any direct or indirect financial interest in, or during the last three years, has had any other connection with Washington Federal other than the usual relationship which exists between independent public accountants and clients.

     The professional services rendered by Deloitte & Touche LLP during fiscal 1999 consisted of auditing Washington Federal's financial statements, services related to filings with the OTS and consultations on matters related to taxes, accounting and financial reporting.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS WASHINGTON FEDERAL'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Washington Federal. Washington Federal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common stock. In addition to solicitations by mail, directors, officers and employees of Washington Federal may solicit proxies personally or by telephone without additional compensation.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of stockholders of Washington Federal must be received at the main office of Washington Federal no later than August 19, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals that are not submitted for inclusion in Washington Federal's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.15 of Washington Federal's Bylaws, which provides that business at an annual meeting of stockholders must be

(a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Washington Federal. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of Washington Federal not later than 90 days prior to the anniversary date of the mailing of proxy materials by Washington Federal in connection with the immediately preceding annual meeting of stockholders of Washington Federal, or not later than September 18, 2000 in connection with the annual meeting of stockholders for the year 2001 of Washington Federal. Such stockholder's notice is required to set forth certain information specified in Washington Federal's Bylaws.

                                 ANNUAL REPORTS

     Stockholders of Washington Federal as of the record date for the Annual Meeting are being forwarded a copy of Washington Federal's Annual Report to Stockholders for the year ended September 30, 1999 (the "Annual Report"). Included in the Annual Report are the consolidated statements of financial condition of Washington Federal as of September 30, 1999 and 1998 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended September 30, 1999, prepared in accordance with generally accepted accounting principles, and the related report of Washington Federal's independent public accountants. The Annual Report is not a part of this Proxy Statement.

     UPON RECEIPT OF A WRITTEN REQUEST, WASHINGTON FEDERAL WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED SEPTEMBER 30, 1999. UPON WRITTEN REQUEST AND A PAYMENT OF A COPYING CHARGE OF $.10 PER PAGE, WASHINGTON FEDERAL WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO RONALD
L. SAPER, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WASHINGTON FEDERAL, INC., 425 PIKE STREET, SEATTLE, WASHINGTON 98101. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.

REVOCABLE PROXY

                            WASHINGTON FEDERAL, INC.
                   425 Pike Street, Seattle, Washington 98101

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned hereby appoints the Board of Directors as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent the undersigned and to vote as designated below, all the shares of Common Stock of Washington Federal, Inc. ("Washington Federal") held of record by the undersigned on December 2, 1999, at the Annual Meeting of Stockholders to be held at the Seattle Sheraton Hotel, 1400 Sixth Avenue, Seattle, Washington, on January 24, 2000, or at any adjournment thereof (the "Annual Meeting").

      This proxy may be revoked at any time before it is exercised.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, then this proxy will be voted for the nominees named under Proposal 1 and for Proposal 2. In the discretion of the Proxies, shares may be voted cumulatively so as to elect the maximum number of nominees for director.



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                                     [LOGO]
                            WASHINGTON FEDERAL, INC

                                                             Please mark     [X]
                                                            your votes as
                                                            indicated in
                                                            this example.

                                                             FOR all nominees               WITHHOLD
                                                            named below (except             AUTHORITY
                                                             as marked to the            to vote for all
                                                             contrary below)          nominees named below

1. ELECTION OF DIRECTORS:
   Nominees for a three-year term: John F. Clearman,                [ ]                        [ ]
   H. Dennis Halvorson and Roy M. Whitehead

   Nominee for a one-year term: W. Alden Harris

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
________________________________________________________________________________

                                                            FOR            AGAINST             ABSTAIN
2. Proposal to ratify the appointment of Deloitte &         [ ]              [ ]                  [ ]
   Touche LLP as the independent public accountants
   of Washington Federal for fiscal year 2000.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Washington Federal called for the 24th day of January 2000 and a Proxy Statement for such Annual Meeting prior to the signing of this proxy.

                    IN VIEW OF THE IMPORTANCE OF THE ACTION TO BE TAKEN AND TO SAVE THE COST OF FURTHER PROXY SOLICITATION, WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



Signature(s) ________________________________________  Dated:___________________
Please sign exactly as your name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If executed by a corporation, sign full corporate name by a duly authorized officer.

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                                     [LOGO]
                            WASHINGTON FEDERAL, INC



                         Annual Meeting of Stockholders

                            Monday, January 24, 2000
                                  2:00 p.m. PST

                             Seattle Sheraton Hotel
                                1400 Sixth Avenue
                               Seattle, Washington